Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 94,645.07
Total Fee Amount	94,645.07
Total Transaction Valuation	685,337,206.50
Total Offset Amount	0.00
Net Fee	$ 0.00